    PUT AND CALL OPTION AGREEMENT This Put and Call Option Agreement (this “Agreement”), is made and entered as of April 1, 2024, by and between Contrail Aviation Support, LLC, a North Carolina limited liability company (the “Company”), OCAS, Inc., a Wisconsin corporation (f/k/a Contrail Aviation Support Inc.) (“OCAS”), and Air T, Inc. (“Air T”). RECITALS: WHEREAS, the parties are currently parties to that certain First Amended and Restated Operating Agreement of the Company, dated effective as of July 18, 2016, as amended (the “Operating Agreement”); WHEREAS, OCAS currently holds a 5% Membership Interest (the “OCAS Interests”) in the Company and Air T currently holds a 95% Membership Interest in the Company; and WHEREAS, the Operating Agreement currently grants the Members of the Company certain put and call rights as it relates to the OCAS Interests (the “Prior Put/Call Rights”); and WHEREAS, simultaneously with the execution of this Agreement, the parties shall enter into an amendment to the Operating Agreement terminating such Prior Put/Call Rights, and such rights shall be replaced by those certain rights and obligations granted under this Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows: AGREEMENT: 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Operating Agreement. 2. Grant of Option. (a) Commencing on April 1, 2026, and at any time thereafter (the “Option Period”) (i) the Company (the “Buyer”) shall have the option to purchase all of the OCAS Interests (the “Call”); and (ii) OCAS shall have the option to sell all of the OCAS Interests to the Buyer (the “Put”) (either of such options, the “Option”). Either of the Buyer or OCAS may elect to exercise its Option by delivering written notice to the Company and the other Members (the “Option Notice”) prior to or during the Option Period. In the event the Buyer or OCAS delivers an Option Notice, such notice shall constitute an irrevocable obligation of the Buyer to purchase and OCAS to sell the OCAS Interests in accordance with this Section 2. (b) By delivering the Option Notice, OCAS represents and warrants to the Company that (A) OCAS has full right, title, and interest in and to the OCAS Interests, (B) OCAS has all the necessary power and authority and has taken all necessary action to sell the OCAS Interests as contemplated by this Section 2, and (C) the OCAS Interests are free and clear of any and all mortgages, pledges, security interests, options, rights of first offer,

     2 encumbrances, or other restrictions or limitations of any nature whatsoever other than those arising as a result of or under the terms of this Agreement or the Operating Agreement. (c) By delivering the Option Notice, the Buyer represents and warrants to OCAS that (A) Buyer has all power and authority and has taken all necessary action to purchase the OCAS Interests as contemplated by this Section 2, (B) there is no Loan Default of any Senior Debt; and (C) exercise of the Option and payment of the Purchase Price for the OCAS Interests will not cause a Loan Default and is not likely to cause a Loan Default of any Senior Debt; and (D) the Buyer has requisite cash flow to fund payments of the Purchase Price under this Agreement. In this Agreement, the terms “Senior Debt” and “Loan Default” shall have the meaning assigned to such terms in the Promissory Note attached hereto as Exhibit A. 3. Purchase Price. (a) The purchase price for the OCAS Interests shall be equal to five percent (5%) of the Company Equity Value (the “Purchase Price”). (b) For purposes of this Agreement: (i) “Company Equity Value” shall mean nine times (9x) the average Adjusted EBITDA for the Company’s most recent three (3) completed fiscal years at the time the Option Notice was delivered, plus cash and cash-like items, minus debt and debt-like items; and (ii) “EBITDA” shall mean the Company’s Net Income (Loss), with the following adjustments: (A) Add to Net Income (Loss) Interest Expense, (B) Add to Net Income (Loss) Depreciation, (C) Add to Net Income (Loss) Engine Depreciation, (D) Add to Net Income (Loss) Amortization Expense, (E) Add to Net Income (Loss) Swap mark-to-market loss, (F) Add to Net Income (Loss) Inventory Write-Downs, (G) Add to Net Income (Loss) Realized Loss on Engine Sales, (H) Add to Net Income (Loss) Corporate Expense Allocation, (I) Subtract from Net Income (Loss) Interest Income, (J) Subtract from Net Income (Loss) Swap mark-to-market gain, and

     3 (K) Subtract from Net Income (Loss) gains from PPP Loan Forgiveness. (iii) “Adjusted EBITDA” shall mean the Company’s EBITDA, with the following adjustments: (A) Subtract from EBITDA Engine Depreciation, (B) Subtract from EBITDA Inventory Write-Downs, (C) Subtract from EBITDA Realized Loss on Engine Sales, (D) Subtract from EBITDA OCAS Note Interest, and (E) Add to EBITDA Interest Income earned on leased assets. (F) Adjusted EBITDA shall be adjusted to account for other non-recurring income (subtractions) and expense (additions) items that were not included in EBITDA. This includes, but is not limited to, any non-cash stock-related compensation expenses. (iv) A detailed illustration of the calculation of the Company’s EBITDA and Adjusted EBITDA is attached hereto as Schedule 1, and is incorporated herein. An illustration of the calculation of the Company Equity Value is attached hereto as Schedule 2, and is incorporated herein. (c) The Company agrees to provide OCAS with its calculation of the Company’s Equity Value annually commencing with the Company’s fiscal year ending March 31, 2026, and each fiscal year thereafter until the Option has been exercised. Such calculation and supporting detail shall be provided to OCAS within sixty (60) days of the date the Company’s annual financial statements have been prepared for the applicable fiscal year (each, a “Company Equity Value Statement”). OCAS shall have sixty (60) days from receipt of the Company Equity Value Statement to review and respond to the Company Equity Value Statement. If OCAS objects to the Company’s calculation of the Company’s Equity Value, then OCAS shall deliver written notice to the Company setting forth a reasonably detailed description of the basis of the objection (the “Objection Notice”). If no Objection Notice is received by the Company prior to the end of the sixty (60)-day review period, then Seller shall be deemed to have accepted the Company Equity Value Statement. If the Company timely receives an Objection Notice, the Company and OCAS shall work in good faith to resolve any disputes within thirty (30) days thereafter (the “Resolution Period”). Failing resolution during the Resolution Period, the dispute shall be referred to an independent arbitration accountant (the “Independent Accountant”), agreed to by the parties, and not otherwise affiliated with the Company, Seller, or their affiliates within the last three (3) years (the “Independence Standard”), and if the parties are unable to agree on the designation of such Independent Accountant within ten (10) days following expiration of the Resolution Period, then each party shall name an accountant in writing, and the accountants so named shall mutually select a third

     4 accountant meeting the Independence Standard to serve as the Independent Accountant. If one party selects an accountant under the previous sentence (the “Selecting Party”) and the other party fails to select an accountant within ten (10) days following receipt of the written selection of the Selecting Party, then the accountant chosen by the Selecting Party shall serve as the Independent Accountant. The Company and Seller shall each pay one half (1/2) of the fees and costs of the Independent Accountant, and the decision of the Independent Accountant shall be final and binding on the parties only in the case in which the total cumulative value disputed is less than $2 Million. If the cumulative amount in dispute exceeds $2 Million, absent the written agreement of the parties to some other procedure, the parties shall be free to pursue all remedies available at law or in equity. (d) The Purchase Price shall be paid in equal quarterly installments over a three (3) year period, together with interest at the then current ten (10)-year Treasury bond yield as of the date of Closing, and adjusted annually, plus 250 basis points. Payment of the Purchase Price shall be evidenced by a Secured Subordinated Promissory Note in the form attached hereto as Exhibit A (the “Note”). Payment of the Note shall be secured by a security interest in the OCAS Interests in the form of the Security Agreement attached hereto as Exhibit B (the “Security Agreement”). (e) Closing of the Option (the “Closing”) will occur on a date agreed upon by Buyer and OCAS that is within thirty (30) days of delivery of the Option Notice (the “Closing Deadline”). Notwithstanding the foregoing, if the Purchase Price has not yet been determined by the Closing Deadline, then the Closing shall occur on the date that is five (5) business days following the date on which the Purchase Price has been determined as provided herein. At the Closing, Buyer, and OCAS shall deliver the executed Security Agreement and Promissory Note, and OCAS shall deliver instruments of assignment and transfer with respect to the OCAS Interest. The parties shall each take such further actions as may be reasonably necessary to consummate the sale contemplated by this Agreement including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed reasonably necessary or appropriate. (f) From the date of this Agreement through the Closing of the Option, the Company shall promptly provide OCAS and its agents with reasonable access to the Company’s books, records, and other information to allow OCAS to calculate the Company Equity Value, calculate the Company’s Adjusted EBITDA, evaluate the accuracy of the Company Equity Value Statement, and prepare its Objection Notice. Failure of the Company to timely provide the access specified herein (which access shall include the transmission of electronic copies of supporting materials to OCAS or its designated agents upon OCAS’ request) shall extend OCAS’s review period for delivering its Objection Notice for a reasonable period of time following the date on which such materials and access have been provided. 4. Notices. Any notice required or permitted to be given pursuant to any provisions of this Agreement shall be in writing, signed by or on behalf of the person giving the same, and delivered by hand or mailed to the parties at the following addresses (or to such other address as a party may designate from time to time) by registered or certified mail, postage prepaid, return

     5 receipt requested, or by a third party company or governmental entity providing delivery services in the ordinary course of business, which guarantees delivery on a specified date: If to the Company or Air T: Contrail Aviation Support, LLC c/o Air T, Inc. 5000 W 36th Street, Suite 200 Minneapolis, MN 55416 Attention: General Counsel If to OCAS: OCAS, Inc. --------------------------- Attn: Joseph Kuhn With a copy to: Haus, Roman and Banks, LLP 148 E. Wilson Street, Suite 200 Madison, WI 53703 Attn: Michael E. Banks 5. Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto, which are incorporated herein by this reference, constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. 6. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by any party hereto, except that (a) if the Company shall merge or consolidate with or into, or sell or otherwise transfer substantially all its assets to, another company which assumes the Company’s obligations under this Agreement, the Company may assign its rights hereunder to that company and (b) OCAS may assign its rights and obligations under this Agreement to a person or entity acquiring the OCAS Interests, directly or indirectly, in a manner permitted by the Company’s Operating Agreement, as amended. 7. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express, or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement. 8. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. 9. Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this

     6 Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. 10. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, a court of competent jurisdiction may modify this Agreement so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 11. Governing Law. This Agreement is governed by the laws of the State of North Carolina, without giving effect to the conflicts of laws provisions thereof. 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. 13. No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. [SIGNATURE PAGE FOLLOWS]

     7 IN WITNESS WHEREOF, the parties hereto have executed this Put and Call Option Agreement on the date first written above. COMPANY: CONTRAIL AVIATION SUPPORT, LLC /s/ Miriam Kuhn By: Miriam Kuhn Its: Chief Financial Officer OCAS: OCAS, INC. /s/ Joseph Kuhn By: Joseph Kuhn Its: President AIR T: AIR T, INC. /s/ Nicholas J. Swenson By: Nicholas J. Swenson Its: President and Chief Executive Officer

    SCHEDULE 1 COMPANY’S ADJUSTED EBITDA CALCULATION

    SCHEDULE 2 COMPANY EQUITY VALUE 9x the average Adjusted EBITDA 50,000,000 + Cash (Note l) 223,604 + PV of Section 197 Tax Amortization Benefit (Note 2) 258,007 +/(-) Swap Asset/(Liability) (Note l) 1,720,106 + Non-Operating Assets (Note l) 4,927,155 (-) Accrued Distributions (Note 1) (200,000) (-) Interest Bearing Debt (Note 1) (28,152,844) Indicated Equity Value 28,776,028 Notes (1) As reported on the balance sheet of the Company as of the last day of the calendar month immediately preceding delivery of the Option Notice. (2) See Schedule 2.1

SCHEDULE 2.1

PRESENT VALUE OF SECTION 197 TAX AMORTIZATION BENEFIT

Redemption Date	PV	Redemption Date	PV
4/1/2026	258,007	1/1/2029	104,168
5/1/2026	252,806	2/1/2029	100,125
6/1/2026	247,604	3/1/2029	96,082
7/1/2026	242,402	4/1/2029	92,039
8/1/2026	237,201	5/1/2029	88,475
9/1/2026	231,999	6/1/2029	84,910
10/1/2026	226,797	7/1/2029	81,346
11/1/2026	221,595	8/1/2029	77,782
12/1/2026	216,394	9/1/2029	74,217
1/1/2027	211,192	10/1/2029	70,653
2/1/2027	205,990	11/1/2029	67,088
3/1/2027	200,789	12/1/2029	63,524
4/1/2027	195,587	1/1/2030	59,959
5/1/2027	191,001	2/1/2030	56,395
6/1/2027	186,415	3/1/2030	52,831
7/1/2027	181,829	4/1/2030	49,266
8/1/2027	177,243	5/1/2030	46,124
9/1/2027	172,657	6/1/2030	42,981
10/1/2027	168,071	7/1/2030	39,839
11/1/2027	163,485	8/1/2030	36,696
12/1/2027	158,900	9/1/2030	33,554
1/1/2028	154,314	10/1/2030	30,411
2/1/2028	149,728	11/1/2030	27,269
3/1/2028	145,142	12/1/2030	24,126
4/1/2028	140,556	1/1/2031	20,984
5/1/2028	136,513	2/1/2031	17,841
6/1/2028	132,470	3/1/2031	14,699
7/1/2028	128,427	4/1/2031	11,557
8/1/2028	124,384	5/1/2031	8,667
9/1/2028	120,341	6/1/2031	5,778
10/1/2028	116,298	7/1/2031	2,889
11/1/2028	112,255	8/1/2031	-
12/1/2028	108,211		

10

11 EXHIBIT A SECURED SUBORDINATED PROMISSORY NOTE

    EXHIBIT B SECURITY AGREEMENT